Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AGREEMENT FOR SCIENTIFIC COLLABORATION

BETWEEN

UNIVERSITÀ DEGLI STUDI DI MILANO-BICOCCA with headquarters at Piazza dell’Ateneo Nuovo 1 in Milan, Tax No. [***], in the person of the Vice-Rector for Research Valorisation and Technology Transfer of University of Milano-Bicocca, Prof. Salvatore Torrisi, authority granted by Rector’s Decree no. rep. 5291/2019 Prot. 0073728/19 of 1st October 2019, in accordance with Det. Dir. 0030539/21 of 02.03.2021 (hereinafter referred to as “University”),

AND

WINDTREE THERAPEUTICS, INC., by and through its wholly-owned subsidiary CVie Therapeutics Ltd., with offices in Italy at Studio De Giorgi, Via E. Motta N. 10, 20144 Milano, in the person of the Senior Vice President and Chief Medical Officer of Windtree Therapeutics, Inc., Steven G. Simonson, M.D. (hereinafter referred to as “Company”).

The following sets forth the general principles, terms and conditions to be contained in this agreement (the “Agreement”):

I.   DEFINITIONS:

“Background Patents” means the patents and patent applications claiming any of the Istaroxime Products, the SERCA2a Compounds (excluding New SERCA2a Compounds) and the SERCA2a Products (other than New SERCA2a Products) or their manufacture or use owned, licensed to or controlled by Company or any of its affiliates as of the Effective Date, as well as any and all continuations, continuations-in-part or divisions thereof, any patent application claiming priority thereto, any granted patent resulting from such applications and any supplementary protection certificate (SPC) thereof including those set forth on Annex A1.

“Background Know-How” means, without limitation, any and all technical information, test, assay and development, preclinical and clinical data and results, formulations, processes (including manufacturing), ideas, protocols, regulatory files and the like relating to the Istaroxime Products, the SERCA2a Compounds (excluding New SERCA2a Compounds) and the SERCA2a Products (other than New SERCA2a Products), which is secret, non-patented and which is owned, licensed to or controlled by Company or any of its affiliates as of the Effective Date including those set forth on Annex A2.

“Company IP” means collectively Background Patents and Background Know-How.

“Effective Date” means the latest date of signature of this Agreement.

“Foreground Know-How” means, without limitation, all technical information, test, assay and development data and results, formulations, processes (including manufacturing), ideas, protocols, and regulatory documents which may result from the collaboration relating to or leading to:

1)         design and/or synthesis of New SERCA2 Compounds and/or New SERCA2a Products; and/or

2)         identification of unknown effects and potential therapeutic applications of SERCA2a modulation by SERCA2a Compounds including New SERCA2a Compounds.

“Foreground Patents” means the patents and patent applications claiming any of the New SERCA2a Compounds and/or New SERCA2a Products or their manufacturing or use, as well as any and all continuations, continuations-in-part or divisions thereof, any granted patent resulting from such applications and any supplementary protection certificate (SPC) thereof.

“Foreground Outcome” means collectively Foreground Patents and Foreground Know-How.

“Istaroxime” means the active pharmaceutical ingredient having the chemical name [***].

“Istaroxime Products” means all formulations of pharmaceutical products containing Istaroxime.

“New SERCA2a Compound” means a SERCA2a Compound first designed under this Agreement.

“New SERCA2a Product” means a formulation of a pharmaceutical product containing one or more New SERCA2a Compounds.

“PLN” means Phospholamban, a low molecular weight phosphoprotein, expressed by cardiac cells, that, by reversibly inhibiting SERCA2a function, mediates physiological regulation of cardiac calcium handling and contractility.

“SERCA2a” means the cardiac sarcoplasmic reticulum Ca(2+) ATPase.

“SERCA2a Compound(s)” means molecules that are endowed with SERCA2a stimulating effect, including those acting through regulation of PLN interaction with SERCA2a.

II.   WHEREAS:

a)	On April 14, 2015, University and Company entered into an agreement of scientific collaboration in the sector of basic and pharmacological research;

b)	Company is the owner of the Company IP;

c)

Company has among its objectives to discover and develop new molecules endowed of stimulatory activity on SERCA2a for the treatment of conditions resulting from SERCA2a dysfunction, including acute and/or chronic heart failure in humans, by using scientific and commercially reasonable efforts;

d)

Company has unique expertise in the evaluation of modulation of SERCA2a-/Na+/K+ pump enzymatic activities in cardiac microsomes and the associated pharmacological/toxicological tools aimed at selecting a candidate compound to move to clinical development.

e)

The “University research groups” participating in the Study and Research Program (see Annex B) have 1) significant expertise in the field of pathophysiology of cardiac excitation-contraction coupling with particular reference to the role of SERCA2a activity and its pharmacological modulation; and 2) unique expertise in the design, synthesis and biological validation of SERCA2a Compounds.

f)

Company and University desire to continue the collaboration started through (1) the Collaboration Agreement signed by University and CVie Therapeutics, Ltd. on April 14, 2015 and extended on August 14, 2018, and (2) the Research Agreement signed by University and CVie Therapeutics, Ltd. on April 19, 2018 having Professor Francesco Peri as Principal Investigator for University; in particular, University and Company desire to continue a scientific collaboration concerning the study of the role of SERCA2a and PLN in modulating cell function and the discovery of new molecules endowed of modulatory activity on SERCA2a and PLN in order to develop a drug(s) useful for the chronic and acute treatment of heart failure.

g)

Company and University agreed to review and amend the aforementioned agreements as listed in section f) above, and any related agreements not listed, through a new agreement stipulated on 13 June 2019, expiring on 12 June 2020.

h)

On January 24, 2019 University and CVie Therapeutics Ltd. signed an “Assignment” concerning the European patent application no. [***]. This agreement shall remain fully executed between University and Company.

i)	On 12 June 2020 University and Company agreed on an extension of the duration of the Agreement signed on 13 June 2019 until 31 December 2020;

j)	University and Company have agreed that University will assign ownership in the jointly filed European patent application no [***] and counterpart application [***] and [***] to Company;

k)	University and Company intend to continue their cooperation under the following conditions

IT IS AGREED AS FOLLOWS

Article 1 – Subject Matter

By way of this Agreement, University and Company (hereinafter each a “Party” and collectively the “Parties”) agree to continue their relationship of scientific collaboration in the sector of synthetic chemistry, basic and pharmacological research aimed at developing New SERCA2a Compounds for use in New SERCA2a Products indicated for the treatment of chronic and acute human heart failure.

The Study and Research Program, as described in the Technical Annex to this Agreement (Annex B), sets out the objectives and purposes of the Study and Research Program (sometimes referred to herein as the “Project”), which shall be pursued through the scientific collaboration of researchers from University (the “University research units”) and Company (the “Company research unit”), hosted by University in the Department of Biotechnology and Bioscience.

The Study and Research Program will conclude with the preparation by the Parties of a full report on the Study and Research Program results.

Any further research activities, not included in the Study and Research Program (Annex B), will be regulated in separate agreements between the Parties.

Article 2 – Scientific Heads of the Study and Research Program

University designates as its Scientific Heads of the Study and Research Program, all of them operating in University’s Department of Biotechnology and Biosciences: Prof. Antonio Zaza (tenured Professor of Physiology); Prof. Francesco Peri (tenured Professor of Organic Chemistry), Prof. Marcella Rocchetti (tenured Associate Professor of Physiology) and Prof. Cristina Airoldi (tenured Associate Professor of Organic Chemistry).

Company designates Dr. Steven G. Simonson (Chief Medical Officer of Company) and one other delegate, which at the outset shall be Professor Giuseppe Bianchi, as its Scientific Heads of the Study and Research Program.

The Scientific Heads of the Study and Research Program undertake to collaborate for the success of the Project and for the solution of any problem connected with the realization of the Project.

Any replacement of the Scientific Heads of the Study and Research Program must be notified to and approved in advance in writing by the other Party.

Article 3 – Facilities, Equipment or Resources Made Available for the Study and Research Program

The resources necessary to carry out the activity covered by this Agreement will be provided by Company and University respectively, as detailed in Annex C. In general, these will include:

-	The knowledge and confidential information necessary for the implementation and development of the Study and Research Program;

-	Staff with specific skills for the activities of the Project;

-	Laboratory space;

-	Equipment and instrumentation in support of the Project activities to be carried out in the laboratories of Organic Chemistry, Cardiac Biochemistry and Cardiac Cell Physiology;

-	Consumable materials required to carry out the activities of the Project.

Article 3.1 – Facilities made available by University

University, for the purposes of the activities covered by this Agreement, to be carried out in cooperation between the Parties, will provide some resources and facilities available at the Biotechnology and Biosciences Department, as specified below:

1)

two laboratories of “Cardiac Cell Physiology” directed by Prof. Antonio Zaza and Prof. Marcella Rocchetti respectively, housed in Building U3 rooms # [***] and [***] will be made available to research activities related to the present Agreement on a non-exclusive basis and for the duration of this Agreement.

2)

two laboratories of “Organic Chemistry” directed by Prof. Francesco Peri and Prof. Cristina Airoldi, housed in Building U3 room # [***] and [***] will be made available to research activities related to the present Agreement on a non-exclusive basis and for the duration of this Agreement.

3)

rooms # [***] and [***] (the layout of which is shown in Annex D) in which the laboratory “Cardiac Biochemistry” was set up by virtue of the agreement stipulated on April 14, 2015 and assigned to Prof. Antonio Zaza as extra laboratory space for the establishment of the Laboratory “Cardiac Biochemistry”, that is intended exclusively for the conduct of research activities related to the present Agreement. The rooms, Room # [***] and [***], will be made available by University for the whole duration of the collaboration, as ruled by the present Agreement. Access to the facilities of the Department of Biotechnology and Biosciences and to the spaces that will form the Laboratories of Cardiac Biochemistry, Cardiac Cell Physiology and Organic Chemistry will be permitted to staff and researchers employed by Company whose names must be notified in advance to the those responsible for this Agreement and authorized by the competent bodies of University, in accordance with current Italian legislation on insurance and occupational safety. The University will have to bear the radiation and health surveillance of researcher employed by the Company working in the Department of Biotechnology and Biosciences.

University Scientific Heads must always be informed by Company Scientific Head regarding the staff assigned by Company to participate in the Study and Research Program, including any replacement or additional staff in the course of work as may be necessary for technical and organizational reasons.

It is understood that the equipment made available or purchased by University for the purposes of the Project will remain the property of University.

Article 3.2 – Resources made available from Company

Company, for the purposes of the activities covered by this Agreement, to be carried out in cooperation between the Parties, will make available the following:

1)

equipment necessary for conducting Project activities, already placed at Cardiac Biochemistry Laboratory (to be hosted in Room # [***]), by virtue of the Agreement stipulated on April 14, 2015, described in the Annex C. The expenses related to ordinary and extraordinary maintenance and transport of the equipment will be paid by Company;

2)	consumable materials necessary for conducting Project activities in the Cardiac Biochemistry Laboratory (room #[***]);

3)	staff qualified to carry out research activities in the Cardiac Biochemistry Laboratory as specified in Annex C;

4)

a grant equal to € [***] (not including VAT pursuant to art. 7-ter dpr 633/1972 – Italian law), to fund research activities by the Organic Chemistry and Cell Physiology laboratories for 12 months, to be used by University Research Units accordingly to costs justification in Annex B. This amount will be paid as follows:

€ [***] will be invoiced by University to Company as soon as practicable upon the signing of the present Agreement.
€ [***] will invoiced by University to Company after six months from the signing of the present Agreement.

€ [***] will be invoiced by University to Company upon expiry of the present Agreement, after the release of the final, exhaustive and detailed Scientific Report related to the activities carried out in the collaboration (see Article 5, point 2).

5)

€ [***], to cover laboratory space and operation costs (as example: waste disposal – including radioactive material, technical gases, use of core facilities and equipment) of rooms #[***] and [***], hosting the research activities of the Cardiac Biochemistry Laboratory, to be invoiced by University to Company upon signing of this Agreement. It is understood that this amount of € [***] shall not include costs for other research facilities as indicated in the research budget under Annex C.

University will issue invoices for all payments to be made by Company; the invoices will be sent to:

[***].

Invoices will be payable within 30 days of receipt by Company.

Article 4 – Secrecy

For the purposes of this Agreement the Parties consider as classified and confidential any information that a Party deems necessary to supply the other with for the implementation of the Study and Research Program and supplied through a document, other tangible media, verbally or following a visit to the business or laboratory, during meetings or talks and the like (hereinafter “Confidential Information”).

To be considered as confidential the Confidential Information must be revealed in writing and marked as confidential. If information is revealed verbally it will be reduced to writing within 30 days and clearly marked as confidential. Notwithstanding the foregoing, if the information revealed is of a nature that a person of skill in the relevant area would understand it to be confidential, then such information will be considered confidential for purpose of this Agreement, even if it is not so designated in the above mentioned 30 days’ term.

The Parties undertake to:

-	maintain the Confidential Information secret and classified and not disclose it to third parties;

-	limit the use of the Confidential Information to activities connected to the Study and Research Program and not extend the use and/or application thereof to anything else;

-

assure that the Confidential Information is circulated and disseminated within one’s organization solely to persons directly involved in activities in connection with the development of the Study and Research Program;

-

assure that all of the persons to whom the Confidential Information is made available are aware of its confidential nature and adhere to the terms and conditions of this agreement regarding the protection, use and publication of the Confidential Information and the results of Study and Research Program.

The Parties shall be liable for the observance of the obligations laid down in this article by their Scientific Heads and collaborators.

The Parties also consider as confidential all of the results of the Study and Research Program and their use shall be governed by the provisions of articles 5 and 6 below.

Article 5 – Results of the Scientific Collaboration

1. The technical, scientific, applicational and inventive assessment of the results of the Study and Research Program will be carried out by the researchers referred to in Art. 2, in accordance with the terms and conditions agreed upon by them.

2. Scientific Report on the results achieved through the Study and Research Program will be filed by the Research Units of both Parties under the supervision of their respective Scientific Heads at the end of the Agreement period, as reported at Article 3.2, point #4. The Scientific Report must be based on data developed under this Agreement, all of which must be recorded and stored in the laboratory note books available for any consultations related to patent filing and review and/or due diligence by regulatory agencies or possible partners.

3. Property on the outcome of the Study and Research Program will be ruled as follows:

i.	Company will remain the exclusive owner of Background Patents and Background Know-How (Company IP);

ii.

Foreground Patents and Foreground Know-How and of the related investigation results (Foreground Outcome), achieved through the collaboration in accordance with this Agreement between Company and University, shall remain the joint property of the two Parties.

iii.

In the event that the Parties, in full and effective collaboration, will achieve Foreground Outcome worthy of patent or similar forms of protection, or which can be protected by copyright, the regime for these results will be that of equal co-ownership.

iv.

If Company confirms its interest in patenting or registration of such inventive Foreground Outcome – by sending appropriate communication to University concerning such interest within 30 (thirty) days after University or Company provides a formal disclosure to the other Party of the achievement of the inventive Foreground Outcome – the Parties shall immediately initiate joint procedures for its legal protection, provided that Company will bear the full expenses for the professional fees of the patent attorney in charge of any such patent application, and related patent office fees.

Within 30 (thirty days) from the joint filing, University shall sign an agreement to assign to Company its entire share of joint patent application that is filed, such that Company will become the sole owner of any such patent application and all patents issuing therefrom, and Company will prosecute to bear the full expenses for the professional fees of the patent attorney in charge of any such patent application, and patent office fees, provided that the assignment will be recorded only after publication of the patent applications, for example, publication of a PCT patent application.

v.	In the case of point iv, Company will pay to University:

i.	€ (Euro) 25.000 (twenty-five thousand) at the signature of the above-mentioned agreement for assignment to Company of University’s share in the Foreground Patents;

ii.	a non-reimbursable, non-creditable amount which shall correspond to the stage of development of the Foreground Outcome toward commercial exploitation, as follows:

a)

€ (Euro) 75.000 (seventy-five thousand) in reference to the Foreground Outcome for which the proof of biological efficacy of new compounds on modulating the SERCA2a activity in cell-free systems, or its functional counterpart in isolated cells will be available. This proof means that subsequent preclinical testing in animals, that may be completed outside of Bicocca University, are consistent with the data generated from cellular systems, and the compound has characteristics indicating its potential utility as a drug product.

b)

€ (Euro) 1.500.000 (one million-five hundred thousand) in reference to the Foreground Outcome that will be developed upon the obtainment of the marketing authorization of any New SERCA2a Products for use in humans in any of the following countries: USA, EU, China of new compounds with, if any, the corresponding companion diagnostic assay.

vi.

Royalties for the Foreground Outcome: Company shall pay to University the following a progressive downgrade of the royalty proportionally to the rise of the sales of the Foreground Outcomes sold by Company, its affiliates or third-party sublicenses in the world:

a)

ROYALTY	SALES (Euros)
[***]% royalty in countries where there is any Foreground Patent covering the New SERCA2a Compound, until expiry of the last to expire of such Foreground Patents.	Up to [***]
[***]% royalty in countries where there is any Foreground Patent covering the New SERCA2a Compound, until expiry of the last to expire of such Foreground Patents.	From [***] to [***]
[***]% royalty in countries where there is any Foreground Patent covering the New SERCA2a Compound, until expiry of the last to expire of such Foreground Patents.	From [***] to [***]
[***]% royalty in countries where there is any Foreground Patent covering the New SERCA2a Compound, until expiry of the last to expire of such Foreground Patents.	Above [***]

b)

ROYALTY	SALES (Euros)
[***]% royalty in countries where there are no Foreground Patents, for [***] years from the first commercial sale of the Foreground Outcome.	Up to [***]
[***]% royalty in countries where there are no Foreground Patents, for [***] years from the first commercial sale of the Foreground Outcome.	From [***] to [***]
[***]% royalty in countries where there are no Foreground Patents, for [***] years from the first commercial sale of the Foreground Outcome.	From [***] to [***]
[***]% royalty in countries where there are no Foreground Patents, for [***] years from the first commercial sale of the Foreground Outcome.	Above [***]

vii.	Revenues from sales of products manufactured using the Foreground Outcome will be accounted for separately and an annual report of sales and revenues earned will be sent to University.

viii.	Company shall assign free of charge to University its entire titles, interests and rights on its share of such inventive Foreground Outcome:

a.

if within 30 (thirty) days after University or Company provides a formal disclosure to the other Party of the achievement of any inventive Foreground Outcome, Company will not confirm its interest in patenting or registration of such inventive Foreground Outcome; or

b.

if Company will not be interested in carrying on/prosecuting pre-clinical and/or clinical studies related to any Foreground Outcome. In such case, Company shall inform University 30 (thirty) days in advance; or

c.	if Company will not be interested in carrying on/prosecuting patent protection. In such case, Company shall inform University 30 days in advance of the expiry date of the patent action.

d.	if Company will not be interested in carrying on/prosecuting any actions for commercial exploitation of Foreground Outcome. In such case, Company shall inform University 30 (thirty) days in advance.

4. It is understood that the payments/royalties of the precedent clause 3 of the present article shall be due to University also in any case of assignment to third parties of Company rights on Foreground Outcome and/or Foreground Patents and Company agrees and warrants that it shall procure that the interest third party shall agree with all terms and conditions of the present Agreement and shall pay to University any and all amounts due/payable at the date of assignment.

5. University warrants that: (a) to the extent required by University rules, it has entered into separate internal agreements with any inventors on patent applications and patents directed to Foreground Outcomes who are employees of University as to such inventors’ shares of any proceeds paid to University by Company in connection with this Agreement, and that Company has no financial obligation whatsoever with respect to such inventors; and (b) since the inception of this collaboration and the signing of the first collaboration agreement on April 14, 2015, Company has no financial obligations whatsoever to any person, other than the obligations recited specifically in this Agreement.

6. No prejudice exists, in any case, with regard to the exclusive ownership of knowledge obtained independently outside the scope of this Agreement by the Parties, and with their own means.

7. Except as provided for in this Agreement, it is understood that the results which do not give rise to intellectual property rights may be publicly disseminated, but any such use or disclosure thereof may be made only according to the unanimous agreement of the parties.

8. The Researchers of University and Company that will be involved in the activities covered by this Agreement, before participation in such activities, must sign a statement and contextual act of transfer of their results according to the model of Annex E and F.

9. It is understood that, in the case Company will remain the sole owner of Foreground Outcome, University shall be entitled to request Company authorization to use any Foreground Outcome (knowledge and compounds) for institutional study and research purposes, including research projects, wherein such request will be in writing and will fully detail the proposed research, and express written agreement by Company must be received by University before commencement of such research. The authorization shall not be unreasonably refused.

10. University shall have the right to record the patent application in University’s public database of patents, where will be indicated just number and date of filing.

Article 6 – Publication of the Results

Any publication of the results of the Study and Research Program must be agreed in advance by the Scientific Heads referred to in article 2 and shall be governed by the following rules.

In the case of results that are jointly achieved in full and effective collaboration stemming from homogeneous contributions by the Parties that cannot objectively be distinguished from each other, the Parties undertake to jointly publish even though it may be information made known by one Party to another confidentially. In that case the publications must state the names of the authors in conformity with applicable guidelines.

In the case of results achieved stemming from independent and separable contributions by the Parties even though organized in a unitary manner, each Party may independently publish and/or disclose the results of its own studies, research and experimental results, recognizing the contribution of the other Party for the conclusion and implementation of this contract. However, if those publications contain data and information made known by one Party to the other Party confidentially, the Parties must seek the prior authorization of the Party who disclosed such data and information and must cite the names of the authors in the publications, if any, in conformity with applicable guidelines.

The publication of the results must be temporarily postponed for the time necessary for the legal protection of the inventive results, if any. Each Party agrees to postpone any publication for 90 days after notifying the other Party of its intention to publish.

Article 7 – Use of the Parties’ Names and/or Logos

Each Party undertakes not to use the name and/or logo of the other Party for advertising purposes, unless otherwise specifically agreed between the Parties.

Article 8 – Insurance Coverage

University personnel are insured against accidents, according to the applicable law, and civil liability. University may use duly and specifically authorised external personnel (for example, doctoral students, research grantees and collaborators). If the said external personnel turn out not to be covered by suitable insurance, participation in the research program is conditional on the taking out of such appropriate insurance coverage.

Company assures that it either has or will take out insurance coverage against accidents and civil liability for its employees, scholarship holders or collaborators involved in the carrying out of activities pursuant to this Agreement.

Article 9 – Occupational Health and Safety

Further to the laws and regulations in force regarding occupational health and safety and especially articles 2 and 26 of Legislative Decree No. 81/08 as amended and associated implementing regulations, it is agreed that:

-

before the commencement of any activities covered by this agreement the Scientific Heads for this agreement shall notify their respective Safety and Prevention Officers of the names, job descriptions and contact details of the individuals involved and the effective start date of the activities, specifying – if necessary and not otherwise specified in this Agreement – the areas that those same activities concern;

-

the Safety and Prevention Officers shall liaise with each other pursuant to article 26 to establish whether it is necessary to exchange Risk Assessment Documents under article 28 of Legislative Decree No. 81/08 as amended so as to enable the relevant steps to be taken;

-	if envisaged and necessary the said individuals, whose names are to be communicated, must undergo additional medical checkups by the body that they belong to.

-	The host body must in any case arrange to:

-	provide training on emergencies and the emergency procedures in force in the places that the abovementioned individuals visit;

-	provide information to guests on the specific risks of the areas that they are visiting;

-	provide the specific protection devices, if any, for the areas and activities involved;

-	guarantee appropriate supervision for the health and safety of the workers and students through its own managers and executives during activities and for specific areas of activities.

Article 10 – Term of this Agreement

This Agreement takes effect from the date of its signature and its term will be 12 months after the signing, with a possibility for renewal on the basis of an agreement in writing approved by the Parties.

The termination or expiry of this Agreement shall not affect the operation of Article 4, Article 5 and Article 6 of this Agreement which shall remain in full force and effect.

In the event of renewal of this contract, the report on the results of the Study and Research Program must be accompanied by a report on future objectives.

Article 11 – Withdrawal from and Termination of the Contract

The Parties may withdraw from this Agreement or terminate it by mutual consent. Withdrawal must be communicated by giving at least 3 months’ notice in writing by registered letter with return receipt.

In the event a Party fails to meet its obligations under this Agreement and fails to remedy such failures within thirty (60) days after written notification thereof, the other Party will have the option of terminating this Agreement upon thirty (30) days written notice.

In the event of withdrawal or early termination, each Party will furnish to the other Party copies of all results achieved as of the withdrawal date, including but not limited to copies of laboratory notebooks and other notes, reports, summaries and documents produced in accordance with the Project as of the date of withdrawal.

Withdrawal or early termination of this Agreement has future effects only and does not affect the parts of this Agreement already performed.

Article 12 – Processing of Personal Data

Each Party shall arrange for the processing of the personal data regarding this Agreement to pursue the aims of it in compliance with Legislative Decree No. 196 of 30 June 2003 (Italian Law), of “Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation)” and its own University Regulations.

Article 13 – Disputes

This Agreement will be governed by Italian law. The Courts of Milan have jurisdiction over any dispute that may arise in relation to the performance of this contract.

Article 14 – Registration and Expenses

This Agreement shall be registered in case of use at a flat fee pursuant to articles 5 and 39 of Presidential Decree No. 131/1986. The expenses, if any, shall be borne by the party seeking registration.

[Signature page to follow]

Read, approved and signed.

University of Milano-Bicocca

Vice-Rector for Research Valorisation and Technology Transfer

Prof. Salvatore Torrisi

/s/ Salvatore Torrisi                                    Date: 5 March 2021

Windtree Therapeutics, Inc.

Senior Vice President and Chief Medical Officer

Steven G. Simonson, M.D.

/s/ Steven G. Simonson                                Date: 19 March 2021

According to Articles 1341 and 1342 of the Italian Civil Code, the following clauses are specifically approved: Article 3 – Facilities, Equipment or Resources Made Available for the Study and Research Program; Article 4 – Secrecy; Article 5 – Results of the Scientific Collaboration; Article 6 – Publication of the Results; Article 10 – Term of the Agreement; and Article 13 – Disputes.

By:

University of Milano-Bicocca

Prof. Salvatore Torrisi

/s/ Salvatore Torrisi                                     Date:         5 March 2021

Windtree Therapeutics, Inc.

Steven G. Simonson, M.D.

/s/ Steven G. Simonson                                Date: 19 March 2021

ANNEX A1

(100% IP Windtree)

DEFINITION OF THE "COMPANY IP", "BACKGROUND PATENTS", “BACKGROUND PAPERS” AND "BACKGROUND KNOW-HOW" THAT HAVE BEEN ACCUMULATED OVER [***] YEARS ACTIVITY LEADING TO THE SYNTHESIS OF [***] NEW COMPOUNDS AND THAT ARE AND REMAIN EXCLUSIVE PROPERTY OF THE COMPANY AND WILL BE NOT CONSIDERED AS JOINT PROPERTY OF THE SCIENTIFIC COLLABORATION, THEREFORE, NOT INCLUDED IN THE "FORGROUND PATENTS" AND/NOR IN THE "FOREGROUND KNOW-HOW" AND, IN GENERAL, IN THE "FOREGOUND OUTCOME" OF THE SCIENTIFIC COLLABORATION.

1.	BACKGROUND PATENTS:

All the following filed and granted patents, including all continuations, continuations-in-part or divisions thereof, patent applications claiming priority thereto, any granted patent resulting from such applications and any supplemental protection certificate (SPC) thereof:

[***]

2.	BACKGROUND PAPERS: All the following papers:

[***]

3.	BACKGROUND KNOW‐HOW
I.	All molecules, compounds and products, patented or applied for patent or invented and secret but non‐patented, that fall within the license agreement executed between [***].

II.	In more general terms, belong to the Background Know-How all molecules, compounds and products that fall within the [***] herein described

[***]

ANNEX A2

Background SERCA2a Compounds

[***]

BACKGROUND PATENTS:

[***]

BACKGROUND KNOW-HOW

[***]

ANNEX B:

For the next 12 months, the Study and Research Program shall perform the following activities:

[***]

Budget plan

The budget for the Project, including Physiology and Chemistry costs for 12 months funding (starting from the date of signing of the Agreement to which this document is attached, for the following 12 months), is as follows:

Budget (Keuro) for 12 months
Physiology & Chemistry Units
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
TOT (Keuro)

ANNEX C:

Resources made available by Company

[***]

Resources made available by University

[***]

ANNEX D:

Premises and related floor plans of the laboratory made available by University to Company for exclusive use of the collaboration.

[***]

ANNEX E:

ACT OF COMMITMENT OF RESEARCHERS AT THE UNIVERSITY OF MILANO-BICOCCA

The Undersigned

-	Prof. Antonio Zaza, Professor at the Department of Biotechnology and Bioscience - Università degli Studi di Milano-Bicocca;

-	Prof. Francesco Peri, Professor at the Department of Biotechnology and Bioscience - Università degli Studi di Milano-Bicocca;

-	Prof.ssa Marcella Rocchetti, Professor at the Department of Biotechnology and Bioscience - Università degli Studi di Milano-Bicocca;

-	Prof.ssa Cristina Airoldi, Professor at the Department of Biotechnology and Bioscience - Università degli Studi di Milano-Bicocca;

by virtue of their participation in the study and research program covered by the Agreement for Scientific Collaboration to which this document is attached (hereinafter "the Agreement") concerning discovery and development of compounds to modulate SERCA2a activity, to be carried out at the Department of Biotechnology and Bioscience-University Milano-Bicocca and under their scientific responsibility,

DECLARE

that they have read the contents of the agreement between the University and the Company, relating to the program of study and research in the subject, and abide by the conditions set out in the full text of the Agreement.

In particular, the undersigned accept and agree to abide by the provisions contained in the following articles:

-	Article 4 Secrecy;

-

Article 5 Results of the Scientific Collaboration. In reference to that provision, the undersigned, hereby give the University, each for their own part, and then for the whole, all the future inventive and non-inventive results, which will be obtained from the program of study and research, as well as any industrial property rights connected to them;

-	Article 6 Publication of the results.

/s/ Antonio Zaza	Milan, 26-02-21
Prof. Antonio Zaza

/s/ Francesco Peri	Milan, 26-02-21
Prof. Francesco Peri

/s/ Marcella Rocchetti	Milan, 25-02-21
Prof. Marcella Rocchetti

/s/ Cristina Airoldi	Milan, 26-02-21
Prof. Cristina Airoldi

ANNEX F:

ACT OF COMMITMENT OF RESEARCHERS OF THE COMPANY

The Undersigned

Dr. BARASSI PAOLO, collaborator

Dr.ssa FERRANDI MARA, collaborator

by virtue of their participation in the research program covered by the Agreement for Scientific Cooperation to which this document is attached (hereinafter “the agreement”), concerning discovery and development of compounds to modulate SERCA2a activity, to be carried out at the Department of Biotechnology and Bioscience-University Milano-Bicocca and under the scientific responsibility of Profs. Antonio Zaza, Francesco Peri, Marcella Rocchetti and Cristina Airoli,

DECLARE

that they have read the contents of the Agreement between the University and Company, relating to the program of study and research in the subject, and abide by the conditions set out in the full text of the Agreement.

In particular, the undersigned accept and agree to abide by the provisions contained in the following articles:

-	Article 4 Secrecy;

-

Article 5 Results of the Scientific Collaboration. In reference to that provision, the undersigned, hereby give the Company, each for their own part, and then for the whole, all the future inventive and non-inventive results, which will be obtained from the program of study and research, as well as any industrial property rights connected to them;

-	Article 6 Publication of the results.

Milan, 02/02/2021

Dr. BARASSI PAOLO /s/ P. Barassi

Dr.ssa FERRANDI MARA /s/ M. Ferrand